Exhibit 10.21(b)

Certain identified information has been omitted from this exhibit because it is not material and of the type that the registrant treats as private or confidential. [***] indicates that information has been omitted.

AMENDMENT 1 to GRANT AGREEMENT Investment ID [***]

AMENDMENT SUMMARY

AMENDMENT INFORMATION

Agreement to be Amended:	Grant agreement between the Bill & Melinda Gates Foundation and Greenlight Biosciences, effective July 20, 2020, and bearing Investment [***]
Amendment Purpose:	No Cost Extension
Amendment Date:	Date of this email
Amended “End Date”:	The term of the Agreement is extended by changing the End Date to May 31, 2022

THIS AMENDMENT amends, and is made part of, the above-referenced Agreement and is effective as of the date of this email. Capitalized terms not defined in this Amendment will have the meaning provided in the Agreement. Except as modified by this Amendment, all other terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, the terms of this Amendment will prevail.

UPDATED REPORTING & PAYMENT SCHEDULE

This Amendment notifies You that the reporting and/or payment schedule for Your grant has changed. Your updated Reporting & Payment Schedule is deleted and replaced with the following:

REPORTING & PAYMENT SCHEDULE

Investment Period	Target, Milestone, or Reporting Deliverable	Due By	Payment Date	Payment Amount (U.S.$)

	Countersigned Agreement		PAID	[***]

	ITS Quarterly Progress and Financial Updates	Quarterly

Start Date to December 31, 2020	ER Report	Completed	September 2021	[***]
	Go/No-Go Milestone: Established use of minimal system for [***]	September 1, 2021

January 1, 2020 to December 31, 2021		February 28, 2022

January 1, 2022 to End Date	ER Report	Within 60 days of End Date

Total Grant Amount				[***]